Rich Repetto Appointed to Tradeweb Board of Directors NEW YORK – March 7, 2025 – Tradeweb Markets Inc. (Nasdaq: TW), a leading, global operator of electronic marketplaces for rates, credit, equities and money markets, today announced the appointment of Rich Repetto to its Board of Directors, effective as of March 6, 2025. Mr. Repetto will also serve as a member of the board’s Audit and Risk Committee. Mr. Repetto brings more than 25 years of industry experience to our board, having served as Managing Director and Senior Research Analyst at Piper Sandler Corporation until his retirement in June 2023. Prior to that, he was a Principal at Sandler O’Neill and Partners, the predecessor entity to Piper Sandler Corporation. Tradeweb CEO Billy Hult commented: “Rich has spent decades at the forefront of market structure analysis, shaping the industry’s understanding of electronic trading and the broader financial ecosystem. His expertise, tenacity and passion for our markets has led to his industry-wide recognition as a top veteran analyst. We are excited to welcome him to our board as we continue to drive growth and innovation across the firm.” Mr. Repetto is currently employed by Cornerstone Financial Technology Management, a technology enhanced investment fund. He also currently serves as a board member of Interactive Brokers Group, Inc. and is a member of its Audit Committee. He earned an MBA in Finance from the University of Pennsylvania, The Wharton School, and a B.S. in Mechanical Engineering from the United States Military Academy at West Point. Throughout his career, Mr. Repetto has been widely recognized for his research, including being named Global Analyst of the Year by the Financial Times in 2010.   About Tradeweb Markets  Tradeweb Markets Inc. (Nasdaq: TW) is a leading, global operator of electronic marketplaces for rates, credit, equities and money markets. Founded in 1996, Tradeweb provides access to markets, data and analytics, electronic trading, straight-through-processing and reporting for more than 50 products to clients in the institutional, wholesale, retail and corporates markets. Advanced technologies developed by Tradeweb enhance price discovery, order execution and trade workflows while allowing for greater scale and helping to reduce risks in client trading operations. Tradeweb serves more than 3,000 clients in more than 85 countries. On average, Tradeweb facilitated more than $2.2 trillion in notional value traded per day over the past four fiscal quarters. For more information, please go to www.tradeweb.com. ## Media contacts: Daniel Noonan, Tradeweb +1 646 767 4677 Daniel.Noonan@Tradeweb.com Savannah Steele, Tradeweb +1 646 767 4941 Savannah.Steele@Tradeweb.com Investor contacts: Ashley Serrao, Tradeweb +1 646 430 6027 Ashley.Serrao@Tradeweb.com Sameer Murukutla, Tradeweb +1 646 767 4864

Sameer.Murukutla@Tradeweb.com Forward-Looking Statements  This release contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, our outlook and future performance, the industry and markets in which we operate, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions and future events are forward-looking statements.    We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed under the heading “Risk Factors” in the documents of Tradeweb Markets Inc. on file with or furnished to the SEC, may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. In particular, preliminary average variable fees per million dollars of volume traded are subject to the completion of management’s final review and our other financial closing procedures and therefore are subject to change. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this release are not guarantees of future events or performance and future events, our actual results of operations, financial condition or liquidity, and the development of the industry and markets in which we operate, may differ materially from the forward-looking statements contained in this release. In addition, even if future events, our results of operations, financial condition or liquidity, and events in the industry and markets in which we operate, are consistent with the forward-looking statements contained in this release, they may not be predictive of events, results or developments in future periods.    Any forward-looking statement that we make in this release speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward- looking statements, whether as a result of new information, future events or otherwise, after the date of this release.